                                                                   EXHIBIT 10.97



                                                                  EXECUTION COPY

--------------------------------------------------------------------------------



                                  MASTER LEASE

                                     between



                             THE SYMANTEC 2001 TRUST

                                    as Lessor





                                       and



                              SYMANTEC CORPORATION

                                    as Lessee





                           DATED AS OF MARCH 30, 2001



--------------------------------------------------------------------------------

This Master Lease is subject to a security interest in favor of THE BANK OF NOVA SCOTIA as agent (the "AGENT"), under a Credit Agreement, dated as of March 30, 2001, among the Lenders, and the Agent, as amended or supplemented. This lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code of any jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS



                                                                                          PAGE

ARTICLE I....................................................................................1

        1.1    Definitions...................................................................1

ARTICLE II...................................................................................1

        2.1    Property......................................................................1

        2.2    Lease Term....................................................................1

        2.3    Title.........................................................................1

        2.4    Lease Supplement..............................................................1

        2.5    Lease Supplements.............................................................1

ARTICLE III..................................................................................2

        3.1    Rent; Capitalized Interest; Capitalized Holder Yiled; Capitalized
               Commitment Fees...............................................................2

        3.2    Payment of Basic Rent.........................................................2

        3.3    Supplemental Rent.............................................................2

        3.4    Performance on a Non-Business Day.............................................3

        3.5    Method of Payment.............................................................3

ARTICLE IV...................................................................................3

        4.1    Impositions; Utility Charges..................................................3

ARTICLE V....................................................................................3

        5.1    Quiet Enjoyment...............................................................3

ARTICLE VI...................................................................................4

        6.1    Net Lease; No Setoff; Etc.....................................................4

        6.2    No Termination or Abatement...................................................5

ARTICLE VII..................................................................................5

        7.1    Ownership of the Property.....................................................5

        7.2    Liens and Security Interests..................................................5

ARTICLE VIII.................................................................................8

        8.1    Condition of the Properties...................................................8

        8.2    Possession and Use of the Properties..........................................8

ARTICLE IX...................................................................................9

        9.1    Compliance with Legal Requirements and Insurance Requirements.................9




                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                          PAGE

ARTICLE X....................................................................................9

        10.1   Maintenance and Repair; Return................................................9

        10.2   Right of Inspection..........................................................10

        10.3   Environmental Inspection.....................................................10

ARTICLE XI..................................................................................11

        11.1   Modifications, Substitutions and Replacements................................11

ARTICLE XII.................................................................................12

        12.1   Warranty of Title............................................................12

        12.2   Grants and Releases of Easements.............................................12

ARTICLE XIII................................................................................13

        13.1   Permitted Contests Other Than in Respect of Impositions......................13

ARTICLE XIV.................................................................................13

        14.1   Public Liability and Workers' Compensation Insurance.........................13

        14.2   Hazard and Other Insurance...................................................14

        14.3   Coverage.....................................................................14

ARTICLE XV..................................................................................15

        15.1   Casualty and Condemnation....................................................15

        15.2   Environmental Matters........................................................16

        15.3   Notice of Environmental Matters..............................................17

ARTICLE XVI.................................................................................17

        16.1   Termination upon Certain Events..............................................17

        16.2   Termination Procedures.......................................................19

ARTICLE XVII................................................................................19

        17.1   Lease Events of Default......................................................19

        17.2   Final Liquidated Damages.....................................................21

        17.3   Lease Remedies...............................................................23

        17.4   Waiver of Certain Rights.....................................................25

        17.5   Assignment of Rights Under Contracts.........................................25

        17.6   Foreclosure..................................................................25

        17.7   Remedies Cumulative..........................................................28




                                      ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                          PAGE

        17.8   Lessee's Right to Cure.......................................................28

ARTICLE XVIII...............................................................................28

        18.1   Lessor's Right to Cure Lessee's Lease Defaults...............................28

ARTICLE XIX.................................................................................28

        19.1   Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Options..........................................................28

ARTICLE XX..................................................................................28

        20.1   Maturity Date Purchase Option................................................28

        20.2   Extension of Expiration Date.................................................29

ARTICLE XXI.................................................................................29

        21.1   Sale Procedure...............................................................29

        21.2   Application of Proceeds of Sale..............................................30

        21.3   Indemnity for Excessive Wear.................................................30

        21.4   Appraisal Procedure..........................................................30

        21.5   Certain Obligations Continue.................................................31

ARTICLE XXII................................................................................31

        22.1   Holding Over.................................................................31

ARTICLE XXIII...............................................................................31

        23.1   Risk of Loss.................................................................31

ARTICLE XXIV................................................................................32

        24.1   Subletting and Assignment....................................................32

        24.2   Subleases....................................................................32

ARTICLE XXV.................................................................................32

        25.1   Estoppel Certificates........................................................32

ARTICLE XXVI................................................................................32

        26.1   No Waiver....................................................................32

ARTICLE XXVII...............................................................................32

        27.1   Acceptance of Surrender......................................................32

ARTICLE XXVIII..............................................................................33

        28.1   No Merger of Title...........................................................33




                                      iii.

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                          PAGE

ARTICLE XXIX................................................................................33

        29.1   Notices......................................................................33

ARTICLE XXX.................................................................................33

        30.1   Miscellaneous................................................................33

        30.2   Amendments and Modifications.................................................34

        30.3   Successors and Assigns.......................................................34

        30.4   Headings and Table of Contents...............................................34

        30.5   Counterparts.................................................................34

        30.6   GOVERNING LAW................................................................34

        30.7   Limitations on Recourse......................................................34

        30.8   Memoranda of Lease and Lease Supplements.....................................35




                                      iv.

        THIS MASTER LEASE (this "LEASE"), dated as of March 30, 2001, between THE SYMANTEC 2001 TRUST, a Delaware business trust, as lessor ("LESSOR"), having its principal office c/o Wilmington Trust FSB, 3773 Howard Hughes Parkway, Suite 300 N, Las Vegas, NV 89109 and SYMANTEC CORPORATION, a Delaware corporation, having its principal office at 20330 Stevens Creek Boulevard, Cupertino, California 95014, as lessee (the "LESSEE").

        In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

        1.1 DEFINITIONS. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, Lessor, the Lenders and the Holders named therein, Fuji Bank, as documentation agent, Key Bank, N.A. as syndication agent and the Agent. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.


                                   ARTICLE II

        2.1 PROPERTY. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby demises and leases to Lessee and Lessee hereby agrees, expressly for the direct benefit of Lessor, to lease from Lessor for the Term, Lessor's interest in each Property.

        2.2 LEASE TERM. The term of this Lease with respect to each Property (the "TERM") shall begin upon the Property Closing Date for such Property (in each case, a "TERM COMMENCEMENT DATE") and shall end on the Maturity Date, unless the Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease.

        2.3 TITLE. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to any Property, except for the failure of Lessor to remove Lessor Liens at the expiration or earlier termination of this Lease.

        2.4 LEASE SUPPLEMENT. On the initial Funding Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased on such date in substantially the form of EXHIBIT A and thereafter each Property shall be subject to the terms of this Lease.

        2.5 LEASE SUPPLEMENTS. On or prior to each Term Commencement Date, Lessee and Lessor each shall execute and deliver a Lease Supplement or, if the fair value of the Land portion of a Property is twenty-five percent (25%) or more of the total fair value of such Property at the inception of the Lease, a Lease Supplement for each of the Land and Improvements, for the Property to be leased effective as of such Term Commencement Date, in substantially the form of EXHIBIT A.




                                       1.

                                  ARTICLE III

        3.1 RENT; CAPITALIZED INTEREST; CAPITALIZED HOLDER YIELD; CAPITALIZED COMMITMENT FEES.

            (a) (i) Capitalized Interest, Capitalized Holder Yield and Commitment Fees which are capitalized during the Construction Period for each Property shall be due and payable during the Construction Period, on each applicable Payment Date and on any date which this Lease shall terminate, in the manner set forth in Sections 2.3, 2.4 and 2.11 of Credit Agreement and Sections
1.6 and 1.10 of the Participation Agreement and (ii) thereafter, Basic Rent shall be due and payable from Lessee for each Property on each applicable Payment Date during the Term after the Construction Period and on any date after the Construction Period when this Lease shall terminate. Such amounts shall be in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Lessor shall from time to time direct.

            (b) Neither Lessee's inability or failure to take possession of all, or any portion, of a Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of any Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect (i) the accrual of Capitalized Interest, Capitalized Holder Yield or Commitment Fees which are capitalized during the Construction Period of (ii) Lessee's obligation to pay Basic Rent after the Construction Period, in accordance with the terms of this Lease.

        3.2 PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

        3.3 SUPPLEMENTAL RENT.

            (a) Lessee shall pay to Lessor or the Person or the Persons entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

            (b) Lessee shall make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount or the Construction Period Maximum Recourse Amount in accordance with SECTION 21.1(C) or Article IV or V of the Construction Agency Agreement, if applicable.

        3.4 PERFORMANCE ON A NON-BUSINESS DAY. If any payment is required hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day (subject to the definition of the term "INTEREST PERIOD").

        3.5 METHOD OF PAYMENT. Each payment of Rent payable by Lessee to Lessor under this Lease or any other Operative Agreement shall be made by Lessee to Lessor prior to 10:00 a.m. Pacific Time to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 1:00 p.m. New York time on the date due shall for the purpose of SECTION 17.1 be deemed received on such day; provided, however, that for the purposes of the second sentence of SECTION 3.3, such payments shall be deemed received on the next succeeding Business Day and shall accrue interest at the Overdue Rate as provided in such SECTION 3.3.


                                   ARTICLE IV

        4.1 IMPOSITIONS; UTILITY CHARGES. Lessee shall pay, or cause to be paid, all Impositions relating to the Property and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on any Property during the Construction Period and the Term, provided, that such charges paid during the Construction Period shall be reimbursable as Project Costs through Advances subject to the terms and conditions of the Operative Agreements. Upon Lessor's request made from time to time, Lessee shall provide Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any net credit or refund with respect to any Imposition or utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any Imposition or utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to a Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.


                                   ARTICLE V

        5.1 QUIET ENJOYMENT. Subject to the rights of Lessor contained in this Lease and the other Operative Agreements, and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor, except to the extent to that any such claim or other action relates solely to the Property and arises prior to the Property Closing Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of Lessor (or anyone claiming by, through or under Lessor) otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

                                   ARTICLE VI

        6.1 NET LEASE; NO SETOFF; ETC. This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of a Property, or any failure of a Property to comply with all Legal Requirements, including any inability to occupy or use such Property by reason of such noncompliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of a Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of a Property or any part thereof, including eviction; (d) any defect in title to or rights to a Property or any Lien on such title or rights or on such Property;
(e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any other Participant; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any other Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any other Participant or any other Period, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including Lessor or any other Participant; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility or illegality of performance by Lessee, Lessor, any other Participant or any of them; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or any interference with the construction on or any use of a Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the fullest extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by any Requirements of Law, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Financing Party or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of each Property and Lessor nor any other Participant shall have any responsibility in respect thereof or any liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever. Nothing in this Article VI shall prevent the Lessee from bringing a separate action against Lessor for any breach of contract, gross negligence, willful misconduct or other causes of action permitted by the Operative Agreements.

        6.2 NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                  ARTICLE VII

        7.1 OWNERSHIP OF THE PROPERTY. The parties hereto intend that (i) for financial accounting purposes with respect to Lessee, Lessor, and the other Participants (A) this Lease will be treated as an "OPERATING LEASE" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property and (C) Lessee will be treated as the lessee of such Property, but (ii) for federal, state and local income transfer and other tax purposes and for purposes of bankruptcy, insolvency, conservatorship and receivership law (including the substantive law upon which bankruptcy, conservatorship, insolvency and receivership proceedings are based), creditor's rights and other commercial law purposes (A) this Lease will be treated as a financing arrangement, (B) Lessor and the other Participants will be treated as lenders making loans to Lessee in an amount equal to the sum of the Holder Advances and the outstanding principal amount of the Loans, which loans are secured by the Property, and (C) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of land and property like the Property for such tax purposes.

        7.2 LIENS AND SECURITY INTERESTS.

            (a) The parties hereto further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans, and all other amounts owing to the Participants under the Operative Agreements, (i) this Lease shall also be deemed to be a security agreement, financing statement and fixture filing within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) this Lease grants a security interest in and a mortgage lien on Lessee's beneficial ownership interest in each Property (including the right to exercise all remedies as are contained in the Deed of Trust upon the occurrence of an Event of Default attributable to the Lessee) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of Lessor to secure Lessee's payment of all amounts owed by Lessee under this Lease and the other Operative Agreements and all amounts owing to the Participants under the Operative Agreements, including amounts payable from the sale or disposition of a Property and Lessor holds title to each Property so as to create and grant a first lien and prior security interest in each Property (except for Permitted Exceptions) (A) pursuant to this Lease for the benefit of Lessor, to secure to Lessor the obligations of Lessee under the Lease and all amounts owing to the Participants under the Operative Agreements, including amounts payable from the sale or disposition of a Property and (B) pursuant to the Deed of Trust to secure to Agent the obligations of the Lessor under the Deed of Trust and the Notes and all amounts owing to the Participants under the Operative Agreements, including amounts payable from the sale or disposition of a Property; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. The parties hereto shall, to the extent consistent with this Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in each Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Term. If this transaction is treated as a financing, the obligations arising hereunder shall be with full recourse to Lessee and shall not be treated as recourse only to the Properties. To the fullest extent permitted by applicable law, Lessor and Lessee intend that the Properties (other than the Land relating to the Properties) be and remain at all times personal property regardless of the manner or extent to which any part of the Properties (other than the Land relating to the Properties) may be attached or affixed to any real property. Except as required by applicable law, Lessee shall not under any circumstances take any action or make any filing or recording which could cause any Property (other than the Land relating to such Property) to be deemed to be real property or permit any Person to obtain any interest in any Property (other than the Land relating to such Property) as a result of any Property (other than the Land relating to such Property) being deemed to be in whole or in part real property. Nothing contained herein shall be deemed an obligation on the part of Lessor to make any further advances. Nevertheless, Lessee acknowledges and agrees that neither Lessor, Agent nor any other Participant has provided or will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

            (b) The parties hereto further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or

Commonwealth thereof affecting any party hereto, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.

            (c) Specifically, but without limiting the foregoing or the generality of SECTION 7.1 for purposes of securing Lessee's obligations for the above-described loans, Lessee hereby grants, bargains, sells, mortgages, conveys, aliens, remises, releases, assigns, sets over and confirms to Lessor, with power of sale, all of Lessee's right, title, and interest in and to the following (collectively, the "MORTGAGED PROPERTY"): (i) all Land and all Properties and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to such Land and such Properties or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee; (iii) all right, title and interest of Lessee in all furnishings, furniture, fixtures, machinery, apparatus, Equipment, fittings, appliances, building supplies and materials, chattels, goods, consumer goods, farm products, inventory, warranties, chattel paper, documents, accounts, general intangibles, trade names, trademarks, servicemarks, logos (including any names or symbols by which a Property is known) and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or tangible, now, heretofore or hereafter acquired with any proceeds of the Advances and now, heretofore or hereafter (A) arising out of or related to the ownership of a Property, or (B) located in, on or about a Property, or (C) used or intended to be used in connection with the construction, use, operation or enjoyment of a Property; (iv) all right, title and interest of Lessee in any and all leases, subleases, rental agreements and arrangements of any sort now or hereafter affecting a Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of a Property or any portion thereof, whether the user enjoys a Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "SUBJECT LEASES") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that although this Lease contains (and it is hereby agreed that this Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Lessee shall collect and apply such rental payments and revenues as provided in the Lease and the other Operative Agreements; (v) all right, title and interest of Lessee to and under all agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting any Property, to the extent the same are transferable, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting such Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "SUBJECT CONTRACTS"); (vi) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to any Property, including any unearned premiums thereon, as further provided in this Lease; (vii) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of a Property by reason of casualty, condemnation or otherwise as further provided in this Lease; (viii) all right, title and interest of Lessee in all utility, escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to any Property or the purchase, construction or operation thereof; (ix) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (x) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all inventory, chattel paper, documents, instruments, Equipment, fixtures, farm products, consumer goods, general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Advances herein described, a portion of the above described collateral being located upon the Land.


                                  ARTICLE VIII

        8.1 CONDITION OF THE PROPERTIES. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE,
(B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NEITHER LESSOR, AGENT NOR ANY OTHER PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION, WARRANTY OR COVENANT CONCERNING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL OR HAZARDOUS MATERIAL CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NEITHER ANY LESSOR, NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

        8.2 POSSESSION AND USE OF THE PROPERTIES. Each Property shall be used in a manner consistent with the Construction Agency Agreement and, after the Completion Date, for office purposes and uses reasonably incidental thereto and in compliance with this Lease. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of each Property. Lessee shall not commit or permit any waste of any Property or any part thereof.


                                   ARTICLE IX

        9.1 COMPLIANCE WITH LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all Legal Requirements (including all Environmental Laws), Insurance Requirements and tax reporting requirements relating to each Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of such Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of each Property and for the use, operation, maintenance, repair and restoration of the Improvements; provided that costs incurred by the Lessee during the Construction Period under this SECTION 9.1 shall be reimbursable as Project Costs through Advances, subject to the terms and conditions of the Operative Agreements.


                                   ARTICLE X

        10.1 MAINTENANCE AND REPAIR; RETURN.

             (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to each Property, subject, however, to the provisions of Article XV with respect to Condemnation and Casualty.

             (b) Following Completion of any Property, Lessor shall under no circumstances be required to build any Improvements on such Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of a Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

             (c) Lessee shall, upon the expiration or earlier termination of the Term with respect to a Property not including a purchase thereof by Lessee, vacate, surrender and transfer such Property to Lessor or, at Lessor's request, the independent purchaser thereof, at Lessee's own expense, free and clear of all Liens other than Lessor Liens and Permitted Exceptions, in as good condition as it was on the Completion of the Improvements thereon or on such termination date, if during the Construction Period, ordinary wear and tear during the Term excepted, and in compliance with all Legal Requirements and the other requirements of this Lease and the Construction Agency Agreement (and in any event without (x) any asbestos installed or maintained in any part of such Property, (y) any polychlorinated byphenyls
(PCBs) in, on or used, stored or located at such Property, and (z) any other Hazardous Substances). Lessee shall cooperate with any independent purchaser of a Property in order to facilitate the ownership or leasing and operation by such purchaser of such Property after such expiration or earlier termination of the Term, including providing all books, reports and records regarding the maintenance, repair and ownership of such Property and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of such Property and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this SECTION 10.1(C) shall survive the expiration or termination of this Lease.

             (d) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, unless failure to replace such component will have no adverse effect upon the Fair Market Sales Value of the Property, Lessee, at its own expense, within a reasonable time will replace such component with a replacement component which is free and clear of all Liens (other than Permitted Exceptions and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced has been maintained and repaired in accordance with the requirements of this Lease). All components which are added to any Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

        10.2 RIGHT OF INSPECTION. During the Construction Period and the Term, Lessor, Agent and any Participant may, each not more than twice each year unless a Lease Event of Default exists, at reasonable times and with reasonable prior notice, enter upon, inspect and examine at its own cost and expense (unless a Lease Event of Default exists, in which case the out-of-pocket costs and expenses of such parties shall be paid by Lessee), any Property. Lessee shall furnish to Lessor statements, no more than once per year, accurate in all material respects, regarding the condition and state of repair of each Property. Notwithstanding the foregoing, Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

        10.3 ENVIRONMENTAL INSPECTION. Upon surrender of possession of any Property, on not more than 120 days nor less than 30 days prior to the Expiration Date or earlier termination of the Term (unless Lessee has previously irrevocably exercised the Purchase Option or Maturity Date Purchase Option or the Construction Period is being followed by the Term), Lessee shall, at its sole cost and expense provide to Lessor a report by an environmental consultant selected by Lessee and reasonably satisfactory to Lessor, certifying that Hazardous Substances have not at any time during the Term been generated, used, treated or stored on, transported to or from, Released at, on or from or deposited at or on the Property other than (i) as necessary to use, operate, maintain, repair and restore the Property and (ii) in full compliance with all Environmental Laws; and no portion of the Property has been used for such purposes other than in full compliance with all Environmental Laws. If such is not the case, the report shall set forth a remedial response plan relating to the Property (which remedial response plan, if required by any Environmental Law or Governmental Authority, shall be approved by the appropriate Governmental Authority). Such remedial response plan shall include, but shall not be limited to, plans for full response, remediation, removal, or other corrective action, and the protection, or mitigative action associated with the protection, of natural resources including wildlife, aquatic species, and vegetation associated with the Property, as required by all applicable Environmental Laws. If such report includes a remedial response plan, Lessee shall promptly deposit funds in escrow with Lessor, or provide other financial accommodations satisfactory to Lessor, sufficient to ensure the full execution and implementation of such plan.


                                   ARTICLE XI

        11.1 MODIFICATIONS, SUBSTITUTIONS AND REPLACEMENTS.

             (a) So long as no Lease Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to a Property or any part thereof (collectively, "MODIFICATIONS"); provided, that: (i) except for any Modification required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification or (B) grant, dedication, transfer or release pursuant to SECTION 12.2, shall materially impair the value of the Property or the utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy; (iv) the structural integrity of the Property shall not be adversely affected; (v) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress; (vi) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vii) such Modifications shall comply with SECTIONS 8.2 and 10.1 and shall not change the primary character of the Property; and (viii) no Improvements shall be demolished in total in making the Modification. All Modifications (other than those that may be readily removed without impairing the value, utility or remaining useful life of a Property, unless required by Legal Requirements or Insurance Requirements) shall remain part of the Improvements and shall be subject to this Lease, and title thereto shall immediately vest in Lessor. So long as no Lease Event of Default has occurred and is continuing, Lessee may place upon any Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove the same at any time during the term of this Lease; provided that such inventory, trade fixtures, machinery, equipment or other property, or their respective operations, do not materially impair the value, utility or remaining useful life of such Property.

             (b) Following substantial completion of the initial improvements with respect to a Property, Lessee shall notify Lessor of the undertaking of any construction, repairs or alterations to such Property the cost of which is anticipated to exceed $500,000. Prior to undertaking any such construction or alterations, Lessee shall deliver to Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining useful life of such Property. Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time to inspect such construction to ensure that the same is completed consistent with such plans and specifications.

             (c) Following substantial completion of the initial improvements with respect to a Property, Lessee shall not without the consent of Lessor undertake any construction or alterations to such Property if such construction or alterations cannot, in the reasonable judgment of Lessor, be completed on or prior to the date that is twelve months prior to the Maturity Date.


                                  ARTICLE XII

        12.1 WARRANTY OF TITLE.

             (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Agent or the Collateral Agent pursuant to the Credit Agreement, the Pledge Agreement or the Control Agreement, other than, with respect to the Properties only, Permitted Exceptions and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien (other than a Permitted Exception or Lessor Lien) exists with respect to any Property or that a Lien exists with respect to the Rent or the Collateral.

             (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, AGENT, NOR ANY OTHER PARTICIPANT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

        12.2 GRANTS AND RELEASES OF EASEMENTS. Provided that no Default attributable to Lessee shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, Lessor hereby consents to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction, use, repair, renovation or maintenance of any Property as herein provided, and the processing of lot line adjustments, provided that such lot line adjustments shall not have an adverse effect upon the Fair Market Sales Value of such Property; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of a Property or adjacent properties (owned by the Lessee);
(c) the dedication or transfer of unimproved portions of any Property for road, highway or other public purposes; and (d) the execution of petitions to have the Property annexed to any municipal corporation or utility district; provided, that in each case Lessee shall have delivered to Lessor an Officer's Certificate stating that: (i) such recording, grant, release, dedication, transfer or lot line adjustment does not materially impair the value, utility or remaining useful life of any Property, (ii) such, recording, grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement of a Property or adjacent properties (owned by the Lessee), (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such recording, grant, release, dedication or transfer, had not been effected and (iv) Lessee shall pay and perform any obligations of Lessor under such recording, grant, release, dedication, transfer or adjustment. Without limiting the effectiveness of the foregoing, provided that no Default attributable to Lessee shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such recording, grant, release, dedication or transfer to any Person permitted under this Section.


                                  ARTICLE XIII

        13.1 PERMITTED CONTESTS OTHER THAN IN RESPECT OF IMPOSITIONS. Except to the extent otherwise provided for in Section 11.3(f) of the Participation Agreement, Lessee, on its own or on Lessors' behalf (but at Lessee's sole cost and expense), may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to SECTION 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, any Property, the Rent, the Collateral, Lessor and the other Participants; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Exception) on any Property, or any Lien on any Rent or the Collateral, and no part of any Property nor any Rent or any of the Collateral would be in any danger of being sold, forfeited, lost or deferred;
(c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor or any Participant for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the Expiration Date, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
SECTION 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.


                                  ARTICLE XIV

        14.1 PUBLIC LIABILITY AND WORKERS' COMPENSATION INSURANCE. During the Term following the Construction Period with respect to each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on each Property. During the Construction Period, Lessee's obligations with respect to insurance are governed by Article VI of the Construction Agency Agreement. Such insurance shall be on terms and in amounts that are no less favorable than (i) insurance maintained by owners of similar properties, that are in accordance with normal industry practice and (ii) insurance maintained by Lessee and its Affiliates on properties owned or leased by them comparable in type to the Properties. Each policy shall be endorsed to name Lessor, Agent and each other Participant as additional insureds. Each policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, Agent or any other Participant may have in force. Lessee shall, in the operation of each Property, comply with the applicable workers' compensation laws and protect Lessor and each other Participant against any liability under such laws.

        14.2 HAZARD AND OTHER INSURANCE.

             (a) During the Term following the Construction Period, Lessee shall keep each Property insured against loss or damage by fire and other risks (which may include earthquake, flood or wind) in amounts that are equal to the actual replacement cost of the Improvements and on terms that are no less favorable than (i) insurance maintained by owners of similar properties, that are in accordance with normal industry practice and (ii) insurance maintained by Lessee and its Affiliates on properties owned or leased by them comparable in type to the Properties. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to ARTICLE XV. So long as no Lease Event of Default exists, any loss payable under any title insurance policy covering any Property will be paid to and adjusted solely by Lessee, subject to ARTICLE XV.

             (b) If at any time during any Term any area in which Improvements are located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement concerning flood insurance to the extent that it applies to any Property.

        14.3 COVERAGE.

             (a) Lessee shall furnish Lessor with certificates showing the insurance required under SECTIONS 14.1 and 14.2 to be in effect and naming Lessor as loss payee with respect to property insurance and Agent, Lessor and the other Participants as additional insureds with respect to liability insurance and showing the mortgagee endorsement required by SECTION 14.3(C). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Lessor and Agent (on behalf of the beneficiaries of such coverage) in the event of cancellation or modification of such insurance. If Lessor so requests, Lessee shall promptly deliver to Lessor copies of all insurance policies required by this Lease.

             (b) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against each Lessor, Agent and each other Participant to the extent of payments made under such policies.

             (c) All insurance policies required by SECTION 14.2 shall include a "New York" or standard form mortgagee endorsement in favor of the Agent.

             (d) All insurance coverages required pursuant to this Article XIV shall be obtained from insurance companies which carry a current rating by the A.M. Best Company of at least "A" and a financial rating of at least "8."

             (e) Neither Lessor nor any other Participant shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor and any other Participant may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance such party may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

             (f) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Lessor and Agent certificates for renewal and replacement policies, and otherwise maintain the coverage required by this Lease without any lapse of coverage


                                   ARTICLE XV

        15.1 CASUALTY AND CONDEMNATION.

             (a) Subject to the provisions of this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Event of Default during the Term following the Construction Period, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest during such time in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in the Property (i) if during the Term all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty or (ii) if during the Term the use, access, occupancy, easement rights or title to any Property or any part thereof is the subject of a Condemnation; provided, however, if a Default attributable to Lessee shall have occurred and be continuing or if a Casualty or Condemnation occurs during the Construction Period, such award, compensation or insurance proceeds shall be promptly paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be promptly paid over by Lessee to Lessor, and provided further that in the event of any Casualty or Condemnation during the Term following the Construction Period, the estimated cost of restoration of which is in excess of $1,000,000, any such award, compensation or insurance proceeds shall be paid directly to Lessor, or if received by Lessee, shall be held in trust for Lessor and shall be paid over by Lessee to Lessor. Unless the Lease has been terminated pursuant to Article XVI, following a Casualty or Condemnation during the Construction Period, Lessee shall comply with the provisions of Section 3.3 of the Construction Agency Agreement and, unless a Default attributable to Lessee shall have occurred and be continuing, Lessor shall pay over to Lessee any such award, compensation or insurance proceeds to be applied to the cost of construction or restoration of a Property.

             (b) So long as no Lease Event of Default has occurred and is continuing, during the Term following the Construction Period, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided that if the estimated cost of restoration of a Property or the payment on account of such title defect is in excess of $500,000, then Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment which the Lessee is entitled to control. Lessor, each other Participant and Lessee agree that this Lease shall control the rights of Lessor, the other Participants and Lessee in and to any such award, compensation or insurance payment.

             (c) If any party shall receive notice of a Casualty or a possible Condemnation of any Property or any interest therein, such party, as the case may be, shall give notice thereof to Lessor, Lessee and to Agent promptly after the receipt of such notice.

             (d) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor and the Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to such Property and, at Lessee's sole cost and expense, except to the extent reimbursed by insurance or condemnation proceeds, Lessee shall promptly and diligently restore such Property in accordance with the terms of SECTION 15.1(E) and
Section 3.3 of the Construction Agency Agreement or (ii) this Lease shall terminate with respect to such Property in accordance with SECTION 16.1.

             (e) If pursuant to this SECTION 15.1, this Lease shall continue in full force and effect following (i) a Casualty which occurs during the Construction Period and which arises from a Full Recourse Construction Period Event of Default or (ii) a Casualty or Condemnation which occurs at any time thereafter during the Term, Lessee shall, at its sole cost and expense, except to the extent reimbursed by insurance or condemnation proceeds, promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of SECTIONS 10.1 and 11.1 using the as-built plans and specifications for such Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting such Property and all applicable Legal Requirements) so as to restore such Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to such Property shall remain with Lessor and Lessor shall pay over to Lessee any award, compensation or insurance proceeds to be applied to the cost of such restoration, subject to SECTION 15.1(A).

             (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this SECTION 15.1 affect Lessee's obligations to pay Rent pursuant to SECTION 3.1.

        15.2 ENVIRONMENTAL MATTERS. Promptly upon Lessee's knowledge of the presence of Hazardous Substances in any portion of any Property in concentrations and/or conditions that constitute an Environmental Violation, Lessee shall notify Lessor and Agent in writing of such presence or condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor and Agent an Officer's Certificate and a Termination Notice with respect to such Property pursuant to SECTION 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of
SECTION 9.1. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to SECTION 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor and Agent a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Laws.

        15.3 NOTICE OF ENVIRONMENTAL MATTERS. Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor and Agent written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor and Agent, within five (5) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with such Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as reasonably may be requested by Lessor and Agent.


                                  ARTICLE XVI

        16.1 TERMINATION UPON CERTAIN EVENTS.

             (a) If: (i) Lessor, Agent or Lessee shall have received notice of a Total Condemnation; or (ii) Lessee or Lessor or any other Participant shall have received notice of a Condemnation, and Lessee shall have delivered to Lessor and Agent or, if during the Construction Period, Lessor shall have delivered to Lessee and Agent an Officer's Certificate that such Condemnation is a Significant Condemnation; or (iii) a Casualty occurs, and Lessee shall have delivered to Lessor and Agent or, if during the Construction Period, Lessor shall have delivered to Lessee and Agent, an Officer's Certificate that such Casualty is a Significant

Casualty; or (iv) an Environmental Violation occurs or is discovered and Lessee shall have delivered to Lessor an Officer's Certificate stating that, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed $1,000,000; or (v) if during the Term a Casualty occurs with respect to any Property or Lessee or Lessor receives notice of a Condemnation with respect to any Property, and following such Casualty or Condemnation, such Property cannot reasonably be restored on or before the date which is twelve months prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day such Property is not in fact so restored, and Lessee shall have delivered an Officer's Certificate to Lessor and Agent to such effect; then, (A) Lessee shall, within thirty (30) days after Lessee receives notice of a Total Condemnation pursuant to the preceding clause (i) or simultaneously with the delivery of the Officer's Certificate by Lessee pursuant to the preceding clause (ii), (iii), (iv) or (v) deliver a notice of termination of this Lease to Lessor (a "TERMINATION NOTICE") or (B) if during the Construction Period, Lessor may deliver to Lessee and Agent a Termination Notice.

             (b) In the case of an event described in (i) clause (i), (ii),
(iii) or (v) of SECTION 16.1(A) which occurs during the Term following the Construction Period due to any cause or, if during the Construction Period, due to a Full Recourse Construction Period Event of Default or (ii) clause (iv) of
SECTION 16.1(A), which occurs at any time during the Construction Period or the Term, Lessee shall be obligated to pay Lessor, for the account of the Participants, on or prior to the earlier of the Maturity Date and the date occurring thirty (30) days after the date of the Termination Notice, an amount (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral) equal to (x) all accrued and unpaid Capitalized Interest, Capitalized Holder Yield and Basic Rent due and owing on such date, plus (y) all Supplemental Rent due and owing on such date, plus (z) at the option of Lessee (1) the Lease Balance on such date (in which case Lessor shall, as set forth in SECTIONS 16.2 AND 19.1, transfer to Lessee all of Lessor's interest in a Property), or (2) the Permitted Lease Investment Balance on such date, provided that (A) if such amount is less than the Lease Balance on such date, subsection (e) shall apply and (B) if such amount equals the Lease Balance, Lessor shall, as set forth in SECTIONS 16.2 and 19.1, transfer to Lessee on such date of payment all of Lessor's interest in such Property.

             (c) In the case of an event described in clause (i), (ii) or (iii) of SECTION 16.1(A) which occurs during the Construction Period and which arises from the acts or omissions of Lessee or any Lessee Person (other than for any reasons set forth in clause (b) above), while located on, in the possession of, controlling, or acting or failing to act with respect to any Property, Lessee shall be obligated to pay to Lessor, for the account of the Participants, on or prior to the date occurring thirty (30) days after the date of the Termination Notice, an amount (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral) equal to (x) all accrued and unpaid Capitalized Interest, Capitalized Holder Yield and Basic Rent due and owing on such date plus (y) all Supplemental Rent due and owing on such date, plus (z) at the option of Lessee (1) the Lease Balance on such date (in which case Lessor shall, as set forth in SECTION 16.2 and 19.1, transfer to Lessee on such date all of Lessor's interest in such Property) or (2) an amount equal to the Construction Period Maximum Recourse Amount on such date, in which event subsection (e) shall apply.

             (d) In the case of an event described in clause (i), (ii) or (iii) of SECTION 16.1(A) which occurs during the Construction Period and which is not covered by SECTION 16.1(B) or (C) above, Lessee shall make payments to Lessor, for the account of the Participants, on or prior to the date occurring thirty
(30) days after the date of the Termination Notice, of an amount (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral) equal to the sum of (x) all Supplemental Rent otherwise due and owing on such date plus (y) at Lessee's option, if it wishes to purchase Lessor's interest in a Property, the Lease Balance on such date (in which case Lessor shall, as set forth in SECTIONS 16.2 and 19.1, transfer to Lessee on such date all of Lessor's interest in such Property); and if Lessee does not elect to purchase Lessor's interest in the Property under clause (y), subsection (e) shall apply.

             (e) If Lessee elects not to purchase Lessor's interest in a Property pursuant to any of SECTIONS 16.1(B), (C) or (D), Lessee shall return such Property to Lessor (or to any other Person specified by Lessor in compliance with SECTION 10.1(C)); Lessor shall be entitled to retain all insurance and condemnation proceeds with respect to such Significant Casualty, Significant Condemnation or Environmental Violation; and Lessor shall either require Lessee to remarket such Property for the Participants or undertake to remarket such Property itself in accordance with SECTION 21.1(B). Any proceeds, including insurance and condemnation proceeds, received shall be applied in the manner set forth in Section 12.4 of the Participation Agreement.

        16.2 TERMINATION PROCEDURES. On the date of the payment by Lessee of the Lease Balance and all other amounts due in accordance with a Termination Notice or in accordance with SECTION 16.1 (such date, the "TERMINATION DATE"), this Lease shall terminate and Lessor shall convey such Property to Lessee (or Lessee's designee) all in accordance with SECTION 19.1.


                                  ARTICLE XVII

        17.1 LEASE EVENTS OF DEFAULT. If any one or more of the following events (each a "LEASE EVENT OF DEFAULT") shall occur:

             (a) Lessee shall fail to make payment of (i) any Capitalized Interest, Capitalized Holder Yield, Basic Rent or any Supplemental Rent (other than as referred to in clauses (a)(ii) or (b) of this SECTION 17.1) representing amounts owed under the Credit Agreement or the other Credit Documents within three (3) days after the same has become due and payable or (ii) any Construction Period Maximum Recourse Amount, Maximum Residual Guarantee Amount, Permitted Lease Investment Balance or Purchase Option Price after the same has become due and payable; or

             (b) Lessee shall fail to make payment of any other Supplemental Rent due and payable within ten (10) days after receipt of notice thereof; or

             (c) Lessee shall fail to maintain (i) insurance as required by
ARTICLE XIV or (ii) the financial covenants set forth in Section 8.4(i) of the Participation Agreement; or

             (d) Lessee shall fail to observe or perform any obligation or covenant of Lessee (other than those specifically referred to in this SECTION 17.1), which failure, if capable of cure, continues for thirty (30) days (or three (3) days in the case of Lessee's failure to observe or perform the obligations or covenants contained in Sections 3.1(a) and 4.2 of the Pledge

Agreement) after the earlier of (i) Lessee's having knowledge thereof or (ii) written notice thereof to Lessee by Lessor; or any representation or warranty by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way unless capable of cure and cured within thirty (30) days after the earlier of (i) Lessee's having knowledge thereof or (ii) written notice thereof to Lessee by Lessor; or

             (e) a Construction Agency Agreement Event of Default shall have occurred and be continuing; or

             (f) Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the whole or a substantial part of its property within ninety (90) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

             (g) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee and not dismissed within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

             (h) Lessee shall fail to provide the Pledged Collateral in accordance with the terms of the Operative Agreements; or

             (i) there shall be entered against Lessee or any Subsidiary one or more judgments or decrees in an aggregate amount at any one time outstanding in excess of $1,000,000, and such judgments or decrees shall not have been satisfied, vacated, discharged, or stayed or bonded pending appeal within thirty
(30) days from entry thereof; or

             (j) with respect to any Plan (other than a Multiemployer Plan) as to which Lessee or any ERISA Affiliate of Lessee may have any liability, there shall exist, for a period of thirty (30) days, a deficiency which is $500,000 or more in the Plan assets available to satisfy the benefits guaranteeable under ERISA with respect to such Plan, and (i) steps are undertaken to terminate such Plan or (ii) such Plan is terminated or (iii) any Reportable Event which presents a material risk of termination with respect to such Plan shall occur; or

             (k) the Lessee or any of its Subsidiaries (i) shall default in the payment when due, whether at stated maturity or otherwise, of principal, interest or rent in respect of

Indebtedness or Off Balance Sheet Debt of $2,000,000 or more; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Off Balance Sheet Debt of $2,000,000 or more, if the effect of any such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or Off Balance Sheet Debt or beneficiary or beneficiaries of such Indebtedness or Off Balance Sheet Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness or Off Balance Sheet Debt to be declared to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded;

             (l) Any Operative Agreement, other than the Credit Agreement, shall cease to be in full force and effect, or the Credit Agreement shall cease to be in full force and effect and such cessation is attributable to Lessee, or Lessee or any Person acting by or on behalf of Lessee shall deny or disaffirm its obligations thereunder or contest the validity of any Operative Agreement or any Lien granted thereunder in any respect, either directly or indirectly; or

             (m) (i) any Person or two (2) or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934), directly or indirectly, of voting stock of Lessee (or other securities convertible into such voting stock) representing greater than fifty percent (50%) of the combined voting power of all voting stock of Lessee; or (ii) the first day on which a majority of the members of the board of directors of Lessee are not Continuing Directors (as defined below); or (iii) any Person or two (2) or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Lessee, or control over voting stock of Lessee (or other securities convertible into such securities) representing more than forty-nine percent (49%) of the combined voting power of all voting stock of Lessee;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this ARTICLE XVII and in SECTION 18.1 (x) terminate the Commitments and rescind or terminate this Lease by giving Lessee three (3) Business Days' notice of such termination, and this Lease and the Commitments shall terminate; and (y) exercise any and all remedies available under applicable law, including those remedies contained or referred to in any applicable Lease Supplement. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Lease Event of Default. (A "CONTINUING DIRECTOR" shall mean any director who is either (A) a member of such board of directors on the Closing Date or (B) nominated or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.)

        17.2 FINAL LIQUIDATED DAMAGES.

             (a) If a Lease Event of Default shall have occurred and be continuing, Lessor shall have the right (subject to applicable law and the provisions of Section 5.4 of the Construction Agency Agreement if the Lease Event of Default is a Construction Agency Agreement Event of Default) to recover, by demand to Lessee and at Lessor's election, and

Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement, and in lieu of all damages beyond the date of such demand, the sum of (a) the Permitted Lease Investment Balance, plus (b) the Nonrecourse Portion (subject to the proviso at the end of this sentence), plus (c) all other amounts owing in respect of Rent theretofore accruing under this Lease (offsetting, at the option of Lessor, or at the option of Lessee, with the consent of Lessor, against such amount the aggregate amount of the Pledged Collateral); provided, that notwithstanding anything contained in this Lease or elsewhere in the Operative Agreements, the Nonrecourse Portion shall not be a recourse obligation of the Lessee but shall be recourse only to the Property and the other Collateral and shall be payable in the manner set forth in Section 12 of the Participation Agreement.

        Notwithstanding the foregoing, and subject, in the case of a Lease Event of Default that occurs during the Construction Period to Sections 5.3 and 5.4 of the Construction Agency Agreement, (i) if this Lease is being terminated on the basis of a Lease Event of Default under SECTION 17.1(D) arising out of the failure to perform an obligation or covenant or the breach of a representation or warranty, the performance of which covenant or obligation or the truth of which representation or warranty requires the determination by Lessor or Agent that a "Material Adverse Effect" has occurred, Lessee shall only be required to pay the Maximum Residual Guarantee Amount (or, if such Lease Event of Default occurs during the Construction Period, the Construction Period Maximum Recourse Amount); (ii) if this Lease is being terminated on the basis of a Lease Event of Default under SECTION 17.1(K)(II) and the other Indebtedness or Off-Balance Sheet Debt referred to in such clause (ii) of SECTION 17.1(K) could be or has been accelerated or been declared to be due and payable prior to its stated maturity (or cash collateral in respect thereof could be or has been demanded) on the basis of the occurrence of a "Material Adverse Effect," Lessee shall only be required to pay the Maximum Residual Guarantee Amount (or, if such Lease Event of Default occurs during the Construction Period, the Construction Period Maximum Recourse Amount); and (iii) if such Lease Event of Default occurs under
SECTION 17.1(F) or (G), the amount referred to in clauses (a) and (b) (subject, in the case of clause (b), to the proviso at the end of the first sentence of
SECTION 17.1(A)) of the first sentence of SECTION 17.2(A), together with the amount referred to in clause (c) of such first sentence, shall automatically become due and payable without notice or demand.

             (b) Upon payment of the amount specified in SECTION 17.2(A), if the amount paid under clauses (a) and (b) equals the Lease Balance, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Properties, the Improvements, Fixtures and Modifications, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Deed of Trust and any Lessor Liens. The Properties shall be conveyed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, that Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, the Fixtures and the Modifications unless Lessee shall have paid in full the Lease Balance of the Properties and all such Rent and Supplemental Rent.

             (c) If Lessee does not pay the Lease Balance and Rent theretofore accruing under this Lease, Lessor shall (i) market the Properties to third party purchasers in accordance with SECTION 21.1(B) or (ii) direct the Lessee to, and the Lessee will, use its commercial best efforts, as non-exclusive agent of Lessor, to market on behalf of the Participants, the Properties to third party purchasers in accordance with SECTION 21.1(B). Any proceeds received from a sale or remarketing of the Properties shall be applied in the manner set forth in
Section 12.4 of the Participation Agreement.

        17.3 LEASE REMEDIES. Lessor and Lessee intend that for commercial law and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in ARTICLE VII. If, as a result of applicable state law which cannot be waived, this Lease is deemed to be a lease of any Property, rather than a financing arrangement, and Lessor is unable to enforce the remedies set forth in SECTION 17.2, the following remedies shall be available to Lessor (subject to applicable law and the provisions of Section 5.3 and 5.4 of the Construction Agency Agreement if the Lease Event of Default occurs during the Construction Period):

             (a) SURRENDER OF POSSESSION. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties and Lessee shall quit the same. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

             (b) RELETTING. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, Lessor may, but shall be under no obligation to, relet all, or any portion, of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may reasonably determine, and Lessor may collect, receive and retain the rents resulting from such reletting which rents shall be applied against amounts owing by Lessee. Lessor shall not be liable to Lessee for any failure to relet the Properties or for any failure to collect any rent due upon such reletting.

             (c) DAMAGES. None of (a) the termination of this Lease pursuant to
SECTION 17.1; (b) the repossession of the Properties; or (c) except to the extent required by applicable law, the failure of Lessor to relet all or any portion of the Properties, the reletting of all or any portion of the Properties or the failure of Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to SECTION 17.1, Lessee shall forthwith pay to Lessor all Capitalized Interest, Capitalized Holder Yield and Basic Rent and other sums due and payable to the Participants hereunder or under the Operative Agreements to and including the date of such termination. Thereafter, on the days on which the Basic Rent, Capitalized Interest, Capitalized Holder Yield or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to SECTION 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, an amount equal to the Capitalized Interest, Capitalized Holder Yield, Basic Rent and Supplemental Rent that are payable under this Lease or under the Operative Agreements or would have been payable by Lessee hereunder or under the Operative Agreements if this Lease had not been terminated pursuant to SECTION 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Properties or any portion thereof (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral), and subject to the limits set forth in SECTION 17.2(A); provided that Lessee's obligation to make payments of Basic Rent, Capitalized Interest, Capitalized Holder Yield and Supplemental Rent under this SECTION 17.3(C) shall continue only so long as Lessor shall not have received the amounts specified in
SECTION 17.2 or SECTION 17.3(D). In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, Agent's and any other Participant's expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses reasonably incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this SECTION 17.3(C), such amounts shall be regarded as amounts paid on account of Rent.

             (d) ACCELERATION OF RENT. If a Lease Event of Default shall have occurred and be continuing, and this Lease shall not have been terminated pursuant to SECTION 17.1, and whether or not Lessor shall have collected any current liquidated damages pursuant to SECTION 17.3(C), Lessor may upon written notice to Lessee accelerate all payments of Capitalized Interest, Capitalized Holder Yield and Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Lease Event of Default beyond the date of such acceleration an amount equal to the sum of (and subject to the limits set forth in SECTION 17.2(A)) (a) all Capitalized Interest, Capitalized Holder Yield and Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate), as applicable, due from the date of such acceleration until the end of the Term, plus (b) the Maximum Residual Guarantee Amount or Construction Period Maximum Recourse Amount that would be payable under SECTION 21.1(C) or under Section 5.3(d) of the Construction Agency Agreement assuming the proceeds of the sale pursuant to such SECTION 21.1(C) are equal to zero, which sum is then discounted to present value at a rate equal to the blended Lessor Yield and the interest on the Loans applicable to the Properties on such date (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral). Following payment of such amount by Lessee, (i) if during the Term, Lessee will be permitted to stay in possession of the Properties for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Lease Event of Default shall occur and be continuing, following which Lessor shall have all the rights and remedies set forth in this Article XVII (but not including those set forth in this SECTION 17.3), and (ii) if during the Construction Period, the provisions of Sections 5.3, 5.4 and 5.5 of the Construction Agency Agreement shall control.

             (e) REPOSSESSION AND RECOVERABLE AMOUNTS. In the event of any termination of the Term or the Construction Agency Agreement pursuant to SECTION
17.1 or

Article V of the Construction Agency Agreement or as permitted by law, Lessee shall quit and surrender the Properties to Lessor, and Lessor may without further notice enter upon, reenter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, subject to Lessee's right of redemption set forth in SECTION 17.1, and in any such event neither Lessee nor any Person claiming through or under Lessee by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Properties but shall forthwith quit and surrender the Properties, and Lessor shall, notwithstanding any other provision of this Lease, be entitled to recover from Lessee the aggregate of all amounts Lessor is permitted to recover from Lessee.

        17.4 WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to SECTION 17.1, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession, except for the rights of redemption specifically provided for herein; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

        17.5 ASSIGNMENT OF RIGHTS UNDER CONTRACTS. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to SECTION 17.1, unless the Lease Balance and Rent theretofore accruing under this Lease shall have been paid in full, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each Construction Contract and each other agreement executed by Lessee in connection with the construction, renovation, development, use or operation of the Properties (including all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction, renovation, and operation of the Properties.

        17.6 FORECLOSURE. Subject to Article XXI below, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing, and subject to the availability of such remedy under applicable law, then Lessor and Lessee agree that Lessee hereby mortgages and grants to Lessor, for the benefit of the Participants, a Lien against the Lands and the Properties, for the purpose of securing all of the obligations hereunder and under the other Operative Agreements (including the payment of Capitalized Interest, Capitalized Holder Yield, Basic Rent, Supplemental Rent and the Lease Balance, Permitted Lease Investment Balance, the Nonrecourse Portion or Purchase Option Price) (collectively, the "LEASE PAYMENT OBLIGATIONS"). In each case, upon the occurrence of any Lease Event of Default which is continuing, the Lessor shall have the power and authority, to the extent provided by law, to exercise the following rights and remedies:

             (a) To declare the Lease Payment Obligations immediately due and payable;

             (b) With or without notice, and without releasing Lessee from any obligation hereunder, to cure any default of Lessee and, in connection therewith, to enter upon the Properties and to perform such acts and things as Lessor deems necessary or desirable to inspect, investigate, assess and protect the Properties, including any of its other rights; to appear in and defend any action or proceeding purporting to affect the Properties or the rights or powers of

Lessor hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of Lessor, is prior or superior hereto, the judgment of Lessor being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist Lessor;

             (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Lessee hereunder, and Lessee agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought hereunder, Lessee waives the defense of laches and any applicable statute of limitations;

             (d) Lessor may foreclose the Lien in accordance with applicable laws and rules of court. Any sale conducted upon foreclosure of this Lien shall be held at the front door of the county courthouse for the County or City and County in which the Lands and Properties are located, or on the Lands, or at such other place as similar sales are then customarily held in such County or City and County, provided that the actual place of sale shall be specified in the notice of sale. Except to the extent not allowed under applicable law, the proceeds of any sale shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Lease Payment Obligations in such order as is set forth in Section 12.6 of the Participation Agreement; any surplus remaining shall be paid over to Lessee or to such other person or persons as may be lawfully entitled to such surplus. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Lessee, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be, and such deed shall operate to divest Lessee and all persons claiming under Lessee of all right, title and interest, whether legal or equitable, in the property described in the deed. Nothing in this provision dealing with foreclosure procedures or specifying particular actions to be taken by Lessor or by any judicial officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by applicable law in violation of such applicable laws, and any such inconsistency shall be resolved so as to retain maximum flexibility in choice of remedy by Lessor.

             (e) Lessor or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of and contract to dispose of the Lands and the Properties or any part thereof; negotiate with governmental authorities with respect to the Properties' environmental compliance and remedial measures; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Properties necessary, in Lessor's judgment, to protect or enhance the security hereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Lessee's obligations hereunder and under the Operative

Agreements. All sums realized by Lessor under this SECTION 17.6(D), less all costs and expenses incurred by it under this SECTION 17.6(D), including attorneys' fees, and less such sums as Lessor deems appropriate as a reserve to meet future expenses under this SECTION 17.6(D), shall be applied on any Lease Payment Obligations secured hereby in such order as Lessor shall determine. Neither application of said sums to said indebtedness nor any other action taken by Lessor under this SECTION 17.6(D) shall cure or waive any Event of Default or notice of default hereunder or nullify the effect of any such notice of default. Lessor, or any employee or agent of Lessor, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the indebtedness secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (iii) the filing of a notice of default;

             (f) In connection with any sale or sales hereunder, Lessor may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any manner permitted by the UCC.

             (g) To resort to and realize upon the Properties or any of them and any other security now or hereafter held by Lessor in such order and manner as Lessor may, in its sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

             (h) All costs and expenses incurred by Lessor pursuant to this
SECTION 17.6 (including court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Overdue Rate, from the date of expenditure until said sums have been paid. Lessor shall be entitled to bid, at the sale of any Property held pursuant to SECTION 17.6(D) above, the amount of said costs, expenses and interest in addition to the amount of the other Lease Payment Obligations hereby secured as a credit bid, which shall be deemed the equivalent of cash.

             (i) Lessee hereby waives any right to require that any security given hereunder or under any other agreement securing the Lease Payment Obligations be marshalled and further waives any right otherwise available in respect to marshalling of assets which secure any Lease Payment Obligation or to require Lessor to pursue its remedies against any such assets.

        After deducting all costs, fees and expenses of Lessor and any trustee, including all costs of evidence of title and attorneys' fees in connection with sale, Lessor shall apply the proceeds of sale in accordance with Section 12.6 of the Participation Agreement.

        17.7 REMEDIES CUMULATIVE. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise.

        17.8 LESSEE'S RIGHT TO CURE. Notwithstanding any provision contained in this Lease or any other Operative Agreement, if an Event of Default has occurred and is continuing, Lessee shall have the right to cure such Event of Default by exercising its Purchase Option at any time prior to such time as a foreclosure upon or sale of any Property has been completed.


                                 ARTICLE XVIII

        18.1 LESSOR'S RIGHT TO CURE LESSEE'S LEASE DEFAULTS. Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.


                                  ARTICLE XIX

        19.1 PROVISIONS RELATING TO LESSEE'S TERMINATION OF THIS LEASE OR EXERCISE OF PURCHASE OPTIONS. In connection with any termination of this Lease with respect to the Properties pursuant to the terms of SECTION 16.1 or 16.2 or
ARTICLE XVII if the Properties are being purchased by Lessee (or its designee), or in connection with Lessee's exercise of its Purchase Option or Maturity Date Purchase Option, upon the date on which this Lease is to terminate with respect to the Properties or upon the Expiration Date with respect to the Properties, and upon tender by Lessee of the Lease Balance and the other amounts set forth in SECTION 16.1, 17.2, 20.1 or 20.2, as applicable:

             (a) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment or transfer of Lessor's entire right, title and interest in the Properties, in each case in recordable form and otherwise in conformity with local law and custom and free and clear of the Lien of this Lease, the Deed of Trust and any Lessor Liens; and

             (b) Properties shall be conveyed to Lessee or its designee "AS IS" and in their then present physical condition.


                                   ARTICLE XX

        20.1 PURCHASE OPTION. Subject to SECTION 17.7, Lessee shall have the option on any Payment Date (exercisable by giving Lessor irrevocable written notice (the "PURCHASE NOTICE") of Lessee's election to exercise such option not less than thirty (30) days prior to the date of purchase pursuant to such option) to purchase the Properties on the date specified in such Purchase Notice at a price equal to the Lease Balance plus all Basic Rent and Supplemental Rent due and owing on such date of purchase (the "PURCHASE OPTION PRICE") (which the parties do not intend to be a "bargain" purchase price) of the Properties. If Lessee exercises its option to purchase the Properties pursuant to this SECTION
20.1 (the "PURCHASE OPTION"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the

Properties as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with SECTION 19.1.

        20.2 MATURITY DATE PURCHASE OPTION. Not less than 180 days prior to the Maturity Date, Lessee may give Lessor and Agent irrevocable written notice (the "MATURITY DATE ELECTION NOTICE") that Lessee is electing to exercise the Maturity Date Purchase Option or its option to have the Properties remarketed pursuant to SECTION 21.1. If Lessee does not give a Maturity Date Election Notice on or before the date 180 days prior to the Maturity Date, then Lessee shall be deemed to have exercised its Maturity Date Purchase Option. If Lessee has elected, or is deemed to have elected, to exercise the Maturity Date Purchase Option, then on the Maturity Date Lessee shall pay to Lessor an amount equal to the Purchase Option Price plus any Supplemental Rent due and owing on such date of purchase (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral) (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's and the Lessors' right, title and interest in and to the Properties in accordance with SECTION 19.1.

        20.3 EXTENSION OF EXPIRATION DATE. Lessee may request an extension of the Expiration Date and the Maturity Date subject to, and in accordance with, the terms and conditions of Section 14 of the Participation Agreement.


                                  ARTICLE XXI

        21.1 SALE PROCEDURE.

             (a) (i) Provided that no Default attributable to Lessee or Lease Event of Default shall have occurred and be continuing, at the expiration of the Term, unless Lessee shall have (A) elected to extend the Expiration Date and the Expiration Date shall have been so extended, (B) elected (or be deemed to have elected) to purchase the Properties or (C) otherwise terminated this Lease with respect thereto and paid the Lease Balance, Lessee may, upon no less than 180 days and no more than 270 days written notice to the Participants, elect to have the Properties remarketed, and (ii) if Lessee elects to have the Properties remarketed Lessee shall (x) pay to Lessor the Maximum Residual Guarantee Amount or Permitted Lease Investment Balance, as the case may be, for the Properties (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral), and (y) sell the Properties to one or more third parties for cash in accordance with SECTION 21.1(B).

             (b) During the Marketing Period, if Lessee elects to have the Properties remarketed pursuant to this Section or is required to remarket the Properties pursuant to Sections 4.2 or 5.5 of the Construction Agency Agreement or SECTION 16.1 or 17.2, Lessor shall either remarket the Properties itself or direct Lessee to conduct the remarketing. If Lessor so directs, Lessee, as nonexclusive agent for Lessor, shall use its best efforts to obtain bids for the cash purchase of the Properties for the highest price available in the relevant market, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for any Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids and conducting the remarketing by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject a bid if such bid is greater than or equal to the difference between (i) the Lease Balance and (ii) the Maximum Residual Guarantee Amount or Permitted Lease Investment Balance, if any, as the case may be, paid by the Lessee and all costs and expenses of sale (including, if applicable, the Lessor Remarketing Fee) (such amount, the "MINIMUM BID AMOUNT"), and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Properties is less than the Minimum Bid Amount, or if no bid is received, Lessor may elect to retain the Properties or any of them after the end of the Marketing Period by giving Lessee at least two Business Days' prior written notice of Lessor's election to retain the Properties or any of them, and upon receipt of such notice, Lessee shall surrender such Properties to Lessor pursuant to Section 10.1(c). Unless Lessor shall have elected to retain the Properties or any of them pursuant to the preceding sentence, Lessor shall sell the Properties free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Lessor, as the case may be, and Lessee shall surrender the Properties to such purchaser in the condition specified in SECTION 10.1.

             (c) On the date during the Marketing Period on which the Properties are sold pursuant to SECTION 21.1(B), or on the Maturity Date if the Properties remain unsold, Lessee shall pay to Lessor the Maximum Residual Guarantee Amount or Permitted Lease Investment Balance, as the case may be, for the Properties (offsetting, at the option of Lessor, against such amount the aggregate amount of the Pledged Collateral) plus all accrued and unpaid Capitalized Interest, Capitalized Holder Yield and Basic Rent plus any Supplemental Rent due and owing on such date of purchase or payment.

        21.2 APPLICATION OF PROCEEDS OF SALE. Lessor shall apply the proceeds of sale of the Properties pursuant to the provisions of the Participation Agreement.

        21.3 INDEMNITY FOR EXCESSIVE WEAR. If the proceeds of the sale described in SECTION 21.1(B) with respect to the Properties, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount for the Properties at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties or any of them shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten
(10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

        21.4 APPRAISAL PROCEDURE. For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "APPRAISAL PROCEDURE"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten
(10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by Lessee.

        21.5 CERTAIN OBLIGATIONS CONTINUE. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under SECTION 21.3, if any, and all other amounts due to Lessor with respect to the Properties. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXI.


                                  ARTICLE XXII

        22.1 HOLDING OVER. If Lessee shall for any reason remain in possession of the Properties or any of them after the expiration or earlier termination of this Lease (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights to possession hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Properties. Nothing contained in this ARTICLE XXII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Properties and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Properties or exercising any other remedy available to Lessor at law or in equity.


                                 ARTICLE XXIII

        23.1 RISK OF LOSS. During the Term, the risk of loss of or decrease in the enjoyment and beneficial use of the Properties as a result of the damage or destruction thereof by Casualty, Condemnation, Environmental Violations or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor. During the Construction Period, the risk of loss of or decrease in the enjoyment and beneficial use of the Properties as a result of the damage or destruction thereof by Casualty, Condemnation, Environmental Violations or otherwise shall be assumed by the Lessee to the extent provided in Articles XV and XVI.


                                  ARTICLE XXIV

        24.1 SUBLETTING AND ASSIGNMENT. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part without Lessor's prior written consent, which consent may be withheld in its sole discretion. Lessee may, without the consent of Lessor, sublease the Properties or a portion thereof to any Person. No sublease or other relinquishment of possession of the Properties or any portion thereof shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Properties, or any portion thereof, so sublet. Any sublease of the Properties or any portion thereof shall be made expressly subject to and subordinate to this Lease and to the rights of Lessor hereunder, shall be terminable upon any termination of this Lease unless the Lessee shall have purchased such Property pursuant to ARTICLE XX and shall expressly provide for the surrender of such Property after a Lease Event of Default.

        24.2 SUBLEASES. Promptly following the execution and delivery of any sublease permitted by this Article XXIV, Lessee shall deliver a copy of such executed sublease to Lessor and Agent.


                                  ARTICLE XXV

        25.1 ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than twenty (20) days' prior request by Lessor, Lessee shall furnish to Lessor a certificate signed by an individual having the office of vice president or higher in Lessee certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as Lessor may reasonably request. Any such certificate furnished pursuant to this
ARTICLE XXV may be relied upon by Lessor, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to Lessor (or any Affiliate thereof).


                                  ARTICLE XXVI

        26.1 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                 ARTICLE XXVII

        27.1 ACCEPTANCE OF SURRENDER. Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Properties or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Credit Documents, Agent, and no act by Lessor or Agent or any representative or agent of Lessor or Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                 ARTICLE XXVIII

        28.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, or (b) the fee estate in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.


                                  ARTICLE XXIX

        29.1 NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective one Business Day after delivery to such nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

               IF TO THE LESSEE, TO IT AT:

                      Symantec Corporation
                      20330 Stevens Creek Blvd.
                      Cupertino, CA 95014
                      Attention:  Treasury
                      Attention:  General Counsel
                      Telephone: (408) 517-7835
                      Facsimile: (408) 517-8118

               WITH A COPY TO:

                      Pillsbury Winthrop LLP
                      50 Fremont Street
                      San Francisco, CA 94105
                      Attention:  George P. Haley, Esq.
                      Telephone:  (415) 983-1272
                      Facsimile:  (415) 983-1200

               IF TO THE LESSOR, TO IT AT:

                      The Symantec 2001 Trust
                      c/o Wilmington Trust FSB
                      3773 Howard Hughes Parkway
                      Suite 300 N
                      Las Vegas, NV 89101
                      Attention:  Corporate Trust Administration
                      Telephone:  (702) 866-2200
                      Facsimile:  (702) 866-2244

               WITH COPIES TO:

                      The Bank of Nova Scotia
                      580 California Street, Suite 2100
                      San Francisco, CA 94104
                      Attention:  Chris Johnson, Managing Director
                      Telephone: (415) 986-1100
                      Facsimile: (415) 397-0791
               and
                      Scotiabanc Inc.
                      600 Peachtree Street, Suite 2700
                      Atlanta, GA 30308
                      Attention:  William Brown, Managing Director
                      Telephone:  (404) 877-1501
                      Facsimile:  (404) 888-8998
               and
                      Cooley Godward LLP
                      Five Palo Alto Square
                      3000 El Camino Real
                      Palo Alto, CA  94306-2155
                      Attention:  Pamela J. Martinson
                      Telephone:  (650) 843-5060
                      Facsimile:  (650) 857-0633

        or to such additional parties and/or other addresses as any such Person may hereafter designate.


                                  ARTICLE XXX

        30.1 MISCELLANEOUS. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in ARTICLES XV, XVI, XX or XXI, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, alive on the date of the execution and delivery of this Lease.

        30.2 AMENDMENTS AND MODIFICATIONS. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee.

        30.3 SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        30.4 HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        30.5 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

        30.6 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401), EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH A GIVEN PROPERTY IS LOCATED.

        30.7 LIMITATIONS ON RECOURSE.

             (a) Except as expressly set forth in the Operative Agreements, Lessee agrees to look solely to Lessor's estate and interest in the Properties, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Lessor in connection with the Properties for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor, the Lenders or any shareholder, owner or partner (direct or indirect) thereof, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee; provided that nothing in this Section shall be construed to impair or limit the rights of Lessee against Lessor under the Operative Agreements. Nothing in this Section shall be interpreted so as to limit the terms of SECTION 6.1 or 6.2.

             (b) It is expressly understood and agreed by the parties hereto that (i) this Lease is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Lessor in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose of binding only the Lessor, (iii) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trust Company be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lessor under this Lease or any other related documents.

        30.8 MEMORANDA OF LEASE AND LEASE SUPPLEMENTS. This Lease shall not be recorded; provided, however, Lessor and Lessee shall promptly record a Memorandum of Lease (in substantially the form of EXHIBIT B) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property, promptly after the acquisition thereof, in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records. Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Lessor Commitments or each Lender and each Lessor approves the necessary increases in the Available Commitments and the Available Lessor Commitments to fund such costs and expenses) or (ii) Lessee; provided, however, that amounts funded by the Lenders and the Lessors with respect to such costs and expenses shall be added to the Project Costs of each applicable Property; and provided, further, that amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.



                          [The signature page follows.]

        IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.



LESSEE:                           SYMANTEC CORPORATION



                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


LESSOR:                           THE SYMANTEC 2001 TRUST

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as trustee



                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                    EXHIBIT A

                                LEASE SUPPLEMENT

                              [LAND] [IMPROVEMENTS]

                             LEASE SUPPLEMENT NO. __

THIS LEASE SUPPLEMENT [LAND] [IMPROVEMENTS] NO. __ (this "LEASE SUPPLEMENT") dated as of ___________, 200__, between THE SYMANTEC 2001 TRUST, as lessor (the "LESSOR"), and SYMANTEC CORPORATION, a Delaware corporation, as lessee (the "LESSEE").

WHEREAS, Lessor is the owner or will be the owner of the [PROPERTY] [LAND] [IMPROVEMENTS] described on SCHEDULE 1 (the "LEASED PROPERTY") and wishes to lease the same to Lessee;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of March 30, 2001.

SECTION 2. THE PROPERTIES. Attached as SCHEDULE 1 is the description of the Property, with an Equipment Schedule attached as SCHEDULE 1-A, an Improvement Schedule attached as SCHEDULE 1-B and a legal description of the Land attached as SCHEDULE 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured hereby shall be ______________ unless extended to not later than ________________.

For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

SECTION 3. ALLOCATIONS. The Maximum Residual Percentage for [THIS PROPERTY IS _________ PERCENT (__%)] [THE LAND IS ONE HUNDRED PERCENT (100%)] [THE IMPROVEMENTS IS




                                      A-1.

______________ PERCENT (___%)]. The [LAND INVESTMENT BALANCE] [IMPROVEMENTS INVESTMENTS BALANCE] is $_____________.

SECTION 4. USE OF PROPERTY. At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Lease Event of Default exists and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Property.

SECTION 5. RATIFICATION; INCORPORATION BY REFERENCE. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

SECTION 6. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

SECTION 7. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY (INCLUDING MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND TO THE EXERCISE OF REMEDIES), IN WHICH EVENT THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED.

SECTION 8. GRANT OF MORTGAGE LIEN AND SECURITY INTEREST; ASSIGNMENT OF RENTS. To secure to the Lessor the payment of all amounts owed to Lessor by Lessee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Lessee and Lessor agree as follows:

           (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has caused Lessor to hold title to the Property and Lessee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Lessor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Lessee's right, title and interest in the Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Lessee under or by virtue of the Lease; and (iii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including all awards, payments or




                                      A-2.

proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "SECURITY PROPERTY."

           TO HAVE AND TO HOLD the Security Property, subject however to Permitted Exceptions, unto the Lessor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.

           (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement (including the Lessee's rights hereunder and thereunder so long as no Lease Event of Default has occurred and is continuing), the Lessee hereby grants to the Lessor a security interest in that portion of the Security Property (the "UCC PROPERTY") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Lease Supplement, shall also be deemed to be a security agreement and shall support any financing statement showing the Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Lessor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement.

           (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "PROFITS") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "SUBLEASES"). Upon request of the Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Property. Upon the occurrence and during the continuance of a Lease Event of Default and subject to the provisions of subsection 5(d), the Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

           (d) Notwithstanding that this Lease Supplement is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Lessor grants to Lessee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Lease Event of Default.

[Revise as needed in accordance with the law of each applicable jurisdiction.]

SECTION 9. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts




                                      A-3.

together constituting but one (1) and the same instrument. For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]




                                      A-4.

IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.



                                       LESSOR:

                                       THE SYMANTEC 2001 TRUST

                                       By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as trustee



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________
                                       Attn:____________________________________


                                       LESSEE:

                                       SYMANTEC CORPORATION, a Delaware
                                       corporation



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________
                                       Attn:____________________________________







                           [LEASE SUPPLEMENT NO. ___]




                                      A-5.

                                   SCHEDULE 1
                           TO LEASE SUPPLEMENT NO. __
                          (Description of the Property)








                                      A-6.

                                  SCHEDULE 1-A
                           TO LEASE SUPPLEMENT NO. __
                                   (Equipment)








                                      A-7.

                                  SCHEDULE 1-B
                           TO LEASE SUPPLEMENT NO. __
                                 (Improvements)







                                      A-8.

                                  SCHEDULE 1-C
                           TO LEASE SUPPLEMENT NO. __
                               (Legal Description)







                                      A-9.

                                    EXHIBIT B

                    [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
                      NECESSARY FOR LOCAL LAW REQUIREMENTS]



Recordation requested by:





After recordation return to:

                                                          Space above this line
                                                          for Recorder's use

--------------------------------------------------------------------------------

                          MEMORANDUM OF LEASE AGREEMENT
                                       AND
                 LEASE SUPPLEMENT [LAND] [IMPROVEMENTS] NO. ____


        THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT [LAND] [IMPROVEMENTS] NO. ____ ("MEMORANDUM"), dated as of _____________, 2001 is by and between THE SYMANTEC 2001 TRUST, as Lessor (the "LESSOR") and SYMANTEC CORPORATION, a Delaware corporation, as lessee (the "LESSEE").


                                   WITNESSETH:

That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

        1. DEMISED PREMISES AND DATE OF LEASE. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), [certain real property and other property located in _____________, which real property is described on SCHEDULE 1 (the "PROPERTY"), pursuant to the terms of a Lease between Lessor and Lessee dated as of _______________ (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "LEASE") and a Lease Supplement No. ____ between Lessor and Lessee dated as of ______________ (the "LEASE SUPPLEMENT") (said Lease to cover only the Land not the Improvements)] [certain Improvements and other property located on that certain real property located in ___________, which real property is described on SCHEDULE 1 (the "PROPERTY"), pursuant to the terms of a Lease between Lessor and Lessee dated as of ___________ (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "LEASE") and a Lease Supplement No. __ between Lessor and Lessee dated as of ____________________ (the "LEASE SUPPLEMENT") (said Lease to cover only the Improvements and not the Land)].

        The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is




                                      B-1.

situated. The maturity date of the obligations secured thereby shall be ___________, unless extended to not later than ___________.

        For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

        2. TERM, RENEWAL, EXTENSION AND PURCHASE OPTION. The term of the Lease for the Property ("TERM") commenced as of __________, 200_and shall end as of _________, 200_, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

        3. TAX PAYER NUMBERS.

           Lessor's tax payer number is ____________________.

           Lessee's tax payer number is ____________________.

        4. GRANT OF MORTGAGE LIEN AND SECURITY INTEREST; ASSIGNMENT OF RENTS. To secure to the Lessor the payment of all amounts owed to Lessor by Lessee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Lessee and Lessor agree as follows:

           (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has caused Lessor to hold title to the Property and Lessee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Lessor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Lessee's right, title and interest in the Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Lessee under or by virtue of the Lease; and (iii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "SECURITY PROPERTY."

           TO HAVE AND TO HOLD the Security Property, subject however to Permitted Exceptions, unto the Lessor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.




                                      B-2.

           (b) Subject to the terms and conditions of the Lease as supplemented by this Memorandum of Lease (including the Lessee's rights hereunder and thereunder so long as no Lease Event of Default has occurred and is continuing), the Lessee hereby grants to the Lessor a security interest in that portion of the Security Property (the "UCC PROPERTY") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Memorandum of Lease, shall also be deemed to be a security agreement and shall support any financing statement showing the Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Lessor to confirm and perfect the lien of the security interest in the collateral described in this Memorandum of Lease.

           (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "PROFITS") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "SUBLEASES"). Upon request of the Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Property. Upon the occurrence and during the continuance of a Lease Event of Default and subject to the provisions of subsection 5(d), the Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

           (d) Notwithstanding that this Memorandum of Lease is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Lessor grants to Lessee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Lease Event of Default.

        5. LESSOR GRANT.

           (a) The Lessor hereby grants a Lien, against all of the Lessor's right, title and interest in and to the Property and all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property to the Lessee to secure (i) the Lessor's obligations hereunder in respect of the due and punctual transfer by the Lessor to the Lessee of all of the Lessor's right, title and interest in and to the Property when required by and in accordance with the Lease, and (ii) if the Lessor shall then be the subject of any bankruptcy, insolvency or similar proceeding, the satisfaction of the Lessee's right to damages and other claims arising out of the rejection of the Lease or unilateral termination of such obligation to transfer to the Lessee all of the Lessor's right, title and interest in and to the Property.




                                      B-3.

           (b) During the existence of a Lessor Default (as defined below), the Lessee shall have the power and authority, to the extent provided by law, to exercise any or all of the rights and powers and pursue any and all of the remedies provided under the Operative Agreements or by Law in respect of the obligations secured in accordance with SECTION 5(A) (including specific performance of any covenant or agreement contained in the Lease or any other Related Document, in aid of the execution of any power granted in the Lease or any other Related Document, or for the enforcement of any other appropriate legal or equitable remedy). The Lessor shall have all the rights available to a mortgagor under the laws of the jurisdiction in which the Property is located. The following shall constitute a Lessor default ("LESSOR DEFAULT"): the Lessee shall have exercised any of its purchase options in the Lease for all or any portion of the Property in accordance with the terms thereof and shall have tendered in full all amounts to be paid by the Lessee in connection therewith and complied with all other requirements under the Lease in connection with such purchase and all of the Lessor's right, title and interest in and to the Property shall not have been transferred to the Lessee in accordance with the Lease.

           (c) The Lien created in SECTION 5(A) shall automatically terminate and be deemed released without further act or consideration upon (i) commencement by the Lessor of the exercise of any remedy in respect of any Property pursuant to Article 17 of the Lease, (ii) the occurrence of a Lease Event of Default, or (iii) a breach by the Lessee of the covenant in SECTION 5(D).

           (d) Lessee covenants and agrees that it will not assign, transfer, mortgage, pledge, hypothecate, or encumber the Lien created in SECTION 5(A), except pursuant to a Permitted Acquisition. Any such attempted assignment, transfer, mortgage, pledge, hypothecation, or encumbrance in violation of this
SECTION 5(D) shall be null and void.

        6. EFFECT OF MEMORANDUM. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement. For purposes of this Memorandum, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of March 30, 2001.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]




                                      B-4.

        IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.



                                      LESSOR:

                                      THE SYMANTEC 2001 TRUST

                                      By:  Wilmington Trust Company, not in its
                                      individual capacity but solely as trustee



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      LESSEE:

                                      SYMANTEC CORPORATION



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________




               [MEMORANDUM OF LEASE AND LEASE SUPPLEMENT NO.____]




                                      B-5.

                                   SCHEDULE 1
                            (Description of Property)









                                      B-6.

                       [CONFORM TO STATE LAW REQUIREMENTS]



STATE OF ____________________)
                             )      SS:
COUNTY OF ___________________)


        The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by
______________________, as __________________ of _______________, a Delaware
banking corporation, not individually, but solely as the Trustee under The Symantec 2001 Trust.



[Notarial Seal]                                   ______________________________
                                                          Notary Public

My commission expires:____________

STATE OF ____________________)
                             )      SS:
COUNTY OF ___________________)


        The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this ____ day of _____________, by_______________________, as __________________ of _______________, a Delaware corporation, on behalf of the corporation.



[Notarial Seal]                                   ______________________________
                                                          Notary Public

My commission expires:____________






                                      B-7.